                                 Exhibit 10.50
                                 -------------

                              LINE OF CREDIT NOTE
                              -------------------

$75,000,000                                                     October 7_, 1998
                                                           Reading, Pennsylvania

         FOR VALUE RECEIVED, ARROW INTERNATIONAL, INC. (the "Borrower") promises to pay to the order of FIRST UNION NATIONAL BANK (the "Bank"), a national banking association, at its address at 600 Penn Street, Reading, Pennsylvania 19601 or at such other place as Bank may from time to time designate in writing, the principal sum of Seventy-Five Million Dollars ($75,000,000) or such greater or lesser amount as shall be shown on the records of Bank as the unpaid principal balance of this Note, on the sooner to occur of (a) February 28, 1999 (the "Maturity Date"), or (b) immediately upon demand by Bank following an Event of Default (as defined below), on the terms and conditions described below.

         1.  Interest. (a) Rate; Payment.  Interest shall accrue on the unpaid
             --------      -------------
principal balance of this Note at a floating annual rate equal to the lower of
(i) the Prime Rate or (ii) an overnight rate as Bank quotes and Borrower accepts from time to time. Borrower shall pay accrued interest on the first day of each month commencing on November 1, 1998 and continuing on the same day of each month thereafter until the principal amount of, and all accrued interest on, this Note have been paid in full. Interest shall be calculated on the basis of the actual number of days elapsed and a year of three hundred sixty (360) days. Accrued interest also shall be payable on demand as and when the entire principal balance of this Note is paid to Bank. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank; provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrue from the date hereof.

               (b) Interest Rate Options.  Borrower shall have the option of
                   ---------------------
choosing a fixed rate of interest from time to time, as quoted by the Bank, which fixed rate of interest will apply for a period from 7 to 180 days, in 7 or 30 day increments, for any portion of the unpaid principal balance of this Note, so long as such portion exceeds One Million Dollars ($1,000,000). Any outstanding principal balance for which a fixed rate of interest option is in effect will be subject to the principal payment penalty set forth in Section 1(c) below.

               (c) Principal Payment Penalty.  If the Borrower pays any portion
                   -------------------------
of the principal balance of this Note at a time when interest accrues on such principal portion at a fixed rate in accordance with Section 1(b) above, Borrower shall indemnify Bank against Bank's loss or expense in employing deposits as a consequence of such payment ("Indemnified Loss or Expense"). The amount of such Indemnified Loss or Expense shall be determined by Bank based upon the assumption that Bank funded 100% of such principal portion in the London Interbank Market.

Any such payment will also be accompanied by payment of all accrued and unpaid interest due to the date of payment on the principal amount paid and all other fees, expenses and other sums due and owing under this Note.

               (d) Prime Rate.  "Prime Rate" means a floating annual rate of
                   ----------
interest that is designated from time to time by Bank as the Prime Rate and is used by Bank as a reference base with respect to different interest rates charged to borrowers generally. The interest rate payable hereunder shall change simultaneously with and automatically upon Bank's designation of any change in such reference rate. Bank's determination and designation from time to time of the reference rate shall not in any way preclude Bank from making loans to other borrowers at a rate which is higher or lower than or different from the reference rate.

         2.  Maximum Legal Rate.  Borrower shall not be obligated to pay and
             ------------------
Bank shall not collect interest at a rate in excess of the maximum permitted by law or the maximum that will not subject Bank to any civil or criminal penalties. If Borrower is required to pay interest at a rate in excess of such maximum rate, the rate of interest shall immediately and automatically be reduced to such maximum rate, and any payment made in excess of such maximum rate, together with interest thereon at the rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of this Note as of the date on which such excess payment was made.

         3.  Loan Records.  The actual amounts due and owing from time to time
             ------------
under this Note shall be evidenced by Bank's books and records of receipts and disbursements hereunder. Bank shall set up and establish an account on the books of Bank on which will be recorded advances under this Note and evidenced hereby, payments on such advances and other appropriate debits and credits as provided herein. Bank shall also record, in accordance with customary accounting practice, all other interest, charges, expenses and other items properly chargeable to Borrower hereunder, and other appropriate debits and credits. Such books and records of Bank shall be presumed to be complete and accurate and shall be deemed correct, except to the extent shown by Borrower to be manifestly erroneous. The proceeds of any advance may be credited by Bank to a deposit account of any Borrower or disbursed in any other manner requested by Borrower and approved by Bank. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received or made available to Bank.

         4.  Collateral.  As security for all indebtedness to Bank now or
             ----------
hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account and all proceeds of any such personal property or deposit balances. Such liens and security interests shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or the indebtedness evidenced hereby, or (b) any category of liabilities, obligations or the indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

         5.  Replacement.  Borrower acknowledges and agrees that this Note
             -----------
replaces and supersedes the two (2) promissory notes previously executed (a) by Borrower dated January 29, 1996 in favor of Bank, and (b) by Borrower, Arrow Medical Products, Inc., and Arrow International Export Corporation dated July 17, 1996 in favor of Bank in the principal amount of $45,000,000.

         6.  Application of Payments.  All payments shall be applied first to
             -----------------------
the payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees, then to the payment in full of any late charges, then to the payment in full of accrued, unpaid interest and finally to the reduction of the unpaid principal balance of this Note.

         7.  Default: Rights, Remedies.
             -------------------------

               (a) Events of Default.  The following shall constitute Events of
                   -----------------
Default under this Note:

                   (i)   Non-Payment.  Failure by the Borrower to pay the
                         -----------
     principal of or accrued interest on this Note when due.

                   (ii)  Default Under Other Obligations.  The Borrower:
                         -------------------------------

                         (A) defaults in any payment of principal of or interest on any obligations for borrowed money (other than under the Note) or for the deferred purchase price of property beyond any period of grace provided with respect thereto; or

                         (B) defaults in the performance of any other agreement, term or condition contained in any such obligation or in any agreement relating thereto, if the effect of such default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to then cause, such obligation to become due prior to its stated maturity.

                    (iii) Default Under Other Documents.  An "Event of Default"
                          -----------------------------
or similar event shall have occurred and be continuing under any other note, loan agreement or loan document regarding credit facilities extended to Borrower by Bank.

                    (iv)  Voluntary Bankruptcy, Etc.  The commencement by the
                          -------------------------
Borrower of a voluntary case under the United States Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Borrower generally to pay its debts as such debts become due, or the taking of corporate action by the Borrower in furtherance of any of the foregoing.

                    (v)   Involuntary Bankruptcy, Etc.  The entry of a decree or
                          ---------------------------
order for relief by a court having jurisdiction in the premises in respect of the Borrower in an involuntary case under the United States Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) days.

               (b) Acceleration.
                   ------------

                    (i) Upon the occurrence of an Event of Default specified in Sections 7(a)(i) through 7.1(a)(iii), Bank may, by written notice to Borrower, terminate immediately and irrevocably the credit facility evidenced by this Note and declare this Note to be due and payable, whereupon the principal amount of this Note, together with accrued interest hereon and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

                    (ii) Upon the occurrence of an Event of Default specified in Sections 7(a)(iv) and 7(a)(v), the credit facility evidenced by this Note shall automatically and immediately terminate and the unpaid principal balance of, all accrued, unpaid interest on, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of the Bank.

                    (c)   Remedies.  Upon the occurrence of an Event of Default,
                          --------
Bank may, immediately or at any time thereafter, exercise any or all of its rights hereunder or under any agreement or otherwise under applicable law against Borrower, against any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, and in any collateral, and such rights may be exercised in any order and shall not be prejudiced by any delay in Bank's exercise thereof. At any time after an Event of Default, Bank may, at its option and upon five (5) days written notice to Borrower, begin accruing interest on this Note at a rate not to exceed three percent (3%) per annum in excess of the rate of interest provided for above on the unpaid principal balance hereof. All such additional interest shall be payable upon demand. In addition, Borrower shall be liable and responsible for any and all costs and expenses incurred by Bank in connection with the enforcement of this Note and the collection of sums due under this Note, including attorneys, fees incurred by Bank (which shall include any such fees incurred by Bank in any bankruptcy proceeding of Borrower).

               THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER, THE BORROWER HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, AND, ON THE ADVICE OF SEPARATE COUNSEL OF THE BORROWER, UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS THE BORROWER HAS OR May HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

                    (d)   Confession of Judgement.  Borrower authorizes and
                          -------------------------------------------------
empowers any attorney of any court of record of Pennsylvania or elsewhere to
----------------------------------------------------------------------------
appear for and enter judgment against it for the then unpaid  principal amount
------------------------------------------------------------------------------
of this Note, together with all accrued, unpaid interest and late charges, costs
--------------------------------------------------------------------------------
of suit and reasonable attorneys' fees of five percent (5%) of the unpaid
-------------------------------------------------------------------------
balance hereof, with or without declaration or stay of execution, and with
--------------------------------------------------------------------------
release of errors, for which this Note or a copy hereof shall serve as a
------------------------------------------------------------------------
sufficient warrant.  This power to enter judgment against Borrower shall not be
-------------------------------------------------------------------------------
exhausted by any exercise of the power and shall continue from time to time and
-------------------------------------------------------------------------------
at all times until full payment of all amounts due under this Note.
------------------------------------------------------------------

                    (e)   Remedies Cumulative.  The remedies of Bank shall be
                          -------------------
cumulative and concurrent, and may be pursued singly, successively, or together, at its sole discretion, and may be exercised as often as the occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          8.   Year 2000 Compatibility.  Borrower shall take all action
               -----------------------
necessary to ensure that Borrower's computer-based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Bank, Borrower shall provide Bank assurance acceptable to Bank of Borrower's Year 2000 compatibility.

          9.   Waivers.  Borrower and all guarantors of and sureties for this
               -------
Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Bank under the terms of this Note, and all benefit that might accrue to Borrower by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Borrower agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Bank.

          10.  Unconditional Liability.  Borrower and all endorsers, sureties
               -----------------------
and guarantors hereby jointly and severally waive all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Bank, and consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Bank with respect to the payment or other provisions of this Note, and to the release of any part of any collateral, with or without substitution, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

          11.  Construction.  This Note shall be construed and enforced in
               ------------
accordance with the domestic, internal law, but not the law of conflict of laws, of the Commonwealth of Pennsylvania. The captions preceding the text of the paragraphs of this Note are inserted only for convenience of reference and shall not constitute a part of this Note, nor shall they in any way affect its meaning, construction or effect.

          12.  Severabilitv.  Any provision contained in this Note which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


          13.  Arbitration.
               -----------

               (a) Upon demand of Borrower or Bank, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Note and any advances made hereunder ("Disputes") shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding does not waive the right of the party instituting the proceeding to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from documents executed in the future, or claims arising out of or in connection with the transactions reflected by this Note.

               (b) Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the City of Philadelphia. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall
                                          -- ---
be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

               (c) Notwithstanding the preceding binding arbitration provisions, Borrower and Bank agree to preserve, without diminution, certain remedies that Borrower and Bank shall employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under the Note or any other documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

               (d) Borrower agrees that it shall not have a remedy of punitive or exemplary damages against Bank in any Dispute and hereby waives any right or claim to punitive or exemplary damages it has now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

          14.  Successors and Assigns.  The provisions of this Note shall bind
               ----------------------
and inure to the benefit of Borrower and Bank and their respective successors and permitted assigns.

          IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has caused this Note to be duly executed by its authorized officers the day and year first above written.

                              ARROW INTERNATIONAL, INC.

                              By  Marlin Miller, Jr.
                                -----------------------------------------
                                Name:  Marlin Miller, Jr.
                                Title: President and Chief Executive Officer

                              By  Frederick J. Hirt
                                -----------------------------------------
                                Name:  Frederick J. Hirt
                                Title: Vice President Finance and Treasurer

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF BERKS               :

          On this 7th day of October, 1998, before me, a notary public the
                  ---
undersigned officer, personally appeared Marlin Miller, Jr. & Frederick J. Hirt,
                                         ---------------------------------
who acknowledged himself to be the President & CEO/VP Finance & Treasurer of
                                   --------------------------------------
ARROW INTERNATIONAL, INC. a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.


          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                 Carol A. Nolf
                            ------------------------
                                 Notary Public


                                         Notarial Seal
                                  Carole A. Nolf, Notary Public
                                    Bern Twp., Berks County
                               My Commission Expires Feb. 26, 2001

                           Member, Pennsylvania Association of Notaries

                          NOTICE OF WAIVER OF RIGHTS
                          --------------------------

Creditor:                       FIRST UNION NATIONAL BANK

Borrower:                       ARROW INTERNATIONAL, INC.

Transaction:                    LINE OF CREDIT LOAN OF $75,000,000 BY CREDITOR

Closing Date:                   OCTOBER 7, 1998
                                       --

--------------------------------------------------------------------------------

          THIS NOTICE OF WAIVER OF RIGHTS IS MADE BY ARROW INTERNATIONAL, INC. (THE "BORROWER"), AND GIVEN TO FIRST UNION NATIONAL BANK (THE "CREDITOR"), IN CONNECTION WITH THE ABOVE DESCRIBED LOAN. IT IS IMPORTANT THAT THE BORROWER CAREFULLY READS AND UNDERSTANDS THIS DOCUMENT. WHEN THE BORROWER SIGNS ITS NAME BELOW THE BORROWER IS ACKNOWLEDGING AND REPRESENTING TO THE CREDITOR THAT THE BORROWER HAS READ AND UNDERSTAND THE CONTENTS OF THE DOCUMENTS DESCRIBED BELOW AND THIS DOCUMENT.

          The Borrower acknowledges and represents that the Loan is for business purposes.

          The Borrower will be signing a Note and/or other loan documents (collectively, the "Loan Documents") which give the Creditor, among other things, the power and authority to enter JUDGMENT BY CONFESSION against the Borrower and to exercise rights of execution, levy, garnishment, seizure of the Borrower's property and the like. Other than notices required under the Loan Documents, these rights and powers may be exercised by the Creditor without giving the Borrower any prior notice of its intention to do so. In addition, certain of these powers and rights may be exercised in Pennsylvania (regardless where the Borrower resides) without a prior hearing of any kind, and without a jury trial.

          The Borrower acknowledges that the Borrower has knowingly, voluntarily and intelligently waived the Borrower's right to a jury trial or other hearing or other judicial proceedings to determine the Borrower's rights and liabilities in connection with the Loan Documents.

          The Borrower acknowledges that the Borrower understands the Creditor may obtain a judgment against the Borrower and execute upon and immediately seize the Borrower's property and assets without the prior opportunity to raise any defense, set-off, counterclaim, or other claim that the Borrower may have.

          The Borrower acknowledges that the Borrower has knowingly, voluntarily, and intelligently waived the Borrower's rights to any prior notice (except for notices required under the specific terms of the Loan Documents) or judicial determination.

          The Borrower acknowledges that the Borrower's waiver of these rights is a material part of the consideration for this transaction and that the Borrower waives these rights in order to induce the Creditor to make the Loan.

          The Borrower acknowledges and represents that the Borrower has consulted with legal counsel of the Borrower's choice, and such other experts and advisors as the Borrower considered necessary, about the Loan and the Loan Documents, and the waivers described above.

          IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Notice of Waiver of Rights as Borrower this 7th day of October
                                                              ---
___, 1998.


                              ARROW INTERNATIONAL, INC.

                              By        Marlin Miller, Jr.
                                 --------------------------
                                   Name:  Marlin Miller, Jr.
                                   Title: President and Chief Executive Officer


                              By        Frederick J. Hirt
                                ---------------------------
                                   Name:  Frederick J.  Hirt
                                   Title: Vice President Finance and Treasurer

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF BERKS               :

          On  this 7th day of October, 1998, before me, a notary public, the
                   ---
undersigned officer, personally appeared Marlin Miller Jr./Frederick J. Hirt,
                                         -----------------------------------
who acknowledged himself to be the President & CEO/VP Finance & Treasurer of
                                   --------------------------------------
Arrow International, Inc., a Pennsylvania corporation, and that he in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation, by himself in such capacity.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                 Carole A. Nolf
                                             -----------------------
                                             Notary Public


                                                 Notarial Seal
                                         Carole A. Nolf, Notary Public
                                            Bern Twp., Berks County
                                       My Commission Expires Feb. 26,2001

                                  Member Pennsylvania Association of Notaries

                             RESOLUTION TO BORROW

I, the undersigned, hereby certify to FIRST UNION NATIONAL BANK ("Bank") that I am the Secretary of Arrow International, Inc. ("Corporation"), a Corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania; that the following is a true copy of the Resolution duly adopted by the Board of Directors on October 7, 1998; and that such Resolution is in full force and
             ---------     -
effect and has not been amended or rescinded, and that there is no provision in the Articles of Incorporation, Charter or By-laws of Corporation, limiting the power of the Board of Directors to pass the following Resolution, which is in full conformity with the provisions of the Articles of Incorporation, Charter or By-laws of Corporation.

1.  RESOLVED, that   2   of the present holder(s) of the following office(s)
                   -----
    and/or positions) of Corporation and his successors) in office, membership or position:

           President and Chief Executive Officer
           -------------------------------------

           Vice President Finance and Treasurer
           -------------------------------------

           Secretary
           -------------------------------------


           -------------------------------------


           -------------------------------------


    is hereby authorized, on behalf of, in the name of and for the account of Corporation to:

    a. borrow money and/or obtain or continue credit (with or without security) from Bank, upon such terms and conditions and in such amounts as such officer(s), member(s) or position-holder(s) may deem desirable;

    b. execute and/or endorse all documents necessary or required by Bank to evidence or consummate any loan to Corporation;

    c. guarantee the obligations of others to Bank;

    d. engage in business transactions of all nature and kind and/or to enter into all manner of contractual relationships with Bank;

    e. grant a security interest of any kind in, assign, mortgage, or otherwise encumber property, whether real, personal, tangible, intangible and/or mixed, (including securities of all types and in whatever form), of Corporation as collateral securing payment or any performance relative to any loan to or guaranteed by Corporation;

    f. sell, purchase and/or lease real, personal, tangible, intangible, and/or mixed property to/from Bank;

    g. enter into, execute and deliver, and perform Corporation's obligations under any swap agreement with Bank as defined in 11 USC (S)101, derivative agreement or foreign exchange agreement, and execute any and all documents relative thereto as may be necessary or required by Bank;

2. RESOLVED FURTHER, that the foregoing authority shall not be limited to the above-identified or described officer(s), member(s), position-holder(s) or other representative(s) of Corporation but shall extend to such additional or different individuals as are named as being so authorized in any letter, form or other written or oral notice by any officer, member, position-holder or other representative of Corporation identified or described above;

3. RESOLVED FURTHER, that the Secretary of Corporation shall furnish Bank a certified copy of this Resolution, and Bank is hereby authorized to deal with the present holder(s) of the above-identified or described office(s), membership(s) or position(s) under the authority of this Resolution unless and until it shall be expressly notified in WRITING to the contrary by Corporation;

4. RESOLVED FURTHER, that the Secretary of Corporation, shall, from time to time hereafter, as changes in the personnel of the above-identified or described office(s), membership(s) or position(s) of Corporation, are made, immediately certify such changes to Bank, and that Bank shall be fully protected in relying upon such certifications of the Secretary of Corporation, and shall be indemnified and saved harmless from any claims, demands, expenses, losses and/or damages resulting from, or growing out of, honoring the signature of any officer(s), member(s), position-holder(s), representative(s), agent(s), or employee(s) so certified, or refusing to honor any signature not so certified which is not described or stated in the foregoing Resolution;

5. RESOLVED FURTHER, that the Secretary of Corporation is authorized and directed to certify to Bank that the foregoing Resolution was duly adopted, and that the provisions thereof are in full conformity with the Articles of Incorporation, Charter or By-laws of Corporation;

6. RESOLVED FURTHER, that all transactions by any officer(s), member(s), position-holder(s), representative(s), agent(s), or employee(s) of Corporation on its behalf and in its name with Bank prior to delivery of a certified copy of the foregoing Resolution is, in all respects, hereby ratified, confirmed and adopted;

7. RESOLVED FURTHER, that the present holder(s) of the above-identified or described office(s), membership(s) or position(s), are expressly authorized and directed to affix the seal, if any, of Corporation on any instrument and to adopt any facsimile seal for any occasion and purpose on any instrument as the seal, if any, of Corporation, and that this Resolution supersedes any By-law or other organizational document of Corporation to the contrary; and

8. RESOLVED FURTHER, that any person(s) authorized to act on behalf of Corporation pursuant to the terms of this Resolution is fully authorized to take any action or exercise any powers as set out or granted by those terms in relation to any subsidiary, parent or affiliate of Corporation.



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

I, finally, certify that the following is the person(s) who now hold(s) the office(s), membership(s), and/or position(s) referred to in this Resolution above and that their bona fide signature(s) is set forth below:


                 Marlin Miller, Jr.
          -------------------------
          Name:  Marlin Miller, Jr.
                 ------------------
          Title: President and Chief Executive Officer
                 ------------------

                 Frederick H. Hirt
          -------------------------
          Name:  Frederick J. Hirt
                 ------------------
          Title: Vice President Finance and Treasurer
                 ------------------

                 T. Jerome Holleran
          -------------------------
          Name:  T. Jerome Holleran
                 ------------------
          Title: Secretary
                 ------------------


          -------------------------
          Name:
                 ------------------
          Title:
                 ------------------


          -------------------------
          Name:
                 ------------------
          Title:
                 ------------------


IN WITNESS WHEREOF, I have hereunto subscribed my name(s) and affixed the seal, if any, of Corporation on October 7, 1998.
                          ---------


                  Arrow International Inc.

CORPORATE         By:  T. Jerome Holleran
                     -----------------------------
SEAL                 T. Jerome Holleran
                     ------------------------, Secretary




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